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                                                                   Exhibit 10.25

                                                                  March 18, 1999

Global Markets Access Ltd.
Cumberland House
1 Victoria Street
Hamilton, HM AX, Bermuda

Ladies and Gentlemen:

            American Capital Access Holdings, L.L.C., a Delaware limited liability company ("ACA LLC"), and ACA Financial Guaranty Corporation, a Maryland corporation ("ACA"), understand that Global Markets Access Ltd., a Bermuda corporation (the "Company"), has filed a registration statement on Form S-1, as amended, with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Act"), relating to the proposed initial public offering (the "Offering") of common shares, par value $1.00 (the "Common Shares"), of the Company and proposes to enter into an U.S. purchase agreement (the "U.S. Purchase Agreement") with the several U.S. underwriters named in Schedule A thereto (the "U.S. Underwriters"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated, as Joint Lead Managers and Joint Bookrunners, Bear, Stearns & Co. Inc., ING Baring Furman Selz LLC, Salomon Smith Barney Inc. and Warburg Dillon Read LLC are acting as representatives (in such capacities, the "U.S. Representatives"), and an international purchase agreement (the "International Purchase Agreement") with the several underwriters named in Schedule A thereto (the "International Managers", and collectively with the U.S. Underwriters, the "Underwriters"), for whom Merrill Lynch International, Prudential-Bache Securities (U.K.) Inc., Bear, Stearns International Limited, Baring Brothers Limited, as agent for ING Bank N.V., Salomon Brothers International Limited and UBS AG, acting through its division Warburg Dillon Read, are acting as lead managers (in such capacities, the "Lead Managers"). Intending to be legally bound, ACA LLC and ACA hereby confirm their agreement with the Company as set forth below.

            1. Definitions. Unless otherwise defined herein, all capitalized terms used herein have the meaning set forth in the U.S. Purchase Agreement and the International Purchase Agreement.

            2. Representations and Warranties of ACA LLC and ACA. ACA LLC and ACA jointly and severally represent and warrant to, and agree with, the Company that as of the date of this Agreement, as of the Firm Closing Date, as if made on and as of the Firm Closing Date, and as of any Option Closing Date, as if made on and as of such Option Closing Date:

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Global Markets Access Ltd.
March 18, 1999
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            (a) When the Preliminary Prospectuses contained in Amendment No. 3 and 4 to the Registration Statement (the "Preliminary Prospectuses") were filed with the Commission they did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein with respect to ACA LLC or ACA, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein with respect to ACA LLC or ACA not misleading. When the Prospectuses or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectuses is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectuses or any Term Sheet that is a part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectuses was or is declared effective) and on the Firm Closing Date and any Option Closing Date, the Prospectuses, as amended or supplemented at any such time, did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein with respect to ACA LLC or ACA, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this Section 2(a) do not apply to statements or omissions made in the Preliminary Prospectuses, the Registration Statement or any amendment thereto or the Prospectuses or any amendment or supplement thereto other than those statements or omissions with respect to ACA LLC or ACA set forth under the headings "Prospectus Summary - Reinsurance Treaties with ACA" (second paragraph only), "Business - Description of ACA Financial Guaranty Corporation" and, insofar as may relate to the regulatory status or operations of ACA, "Prospectus Summary - Reinsurance Treaties with ACA" (first paragraph) and "Business - Reinsurance Treaties with ACA."

            (b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectuses or, if the Prospectuses are not in existence, the Preliminary Prospectuses, neither ACA LLC nor its subsidiaries, including ACA, has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of ACA LLC or its subsidiaries, including ACA, except in each case as described in or contemplated by the Prospectuses or, if the Prospectuses are not in existence, the most recent Preliminary Prospectuses.
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            (c) ACA has full power (corporate and otherwise) to enter into the
Reinsurance Treaties with the Insurance Subsidiary and to carry out all the terms and provisions thereof to be carried out by it; the execution and delivery of the Reinsurance Treaties have been duly authorized by ACA, and the Reinsurance Treaties have been duly executed and delivered by ACA and are the valid and binding agreements of ACA, enforceable against ACA in accordance with their terms, subject to any applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); the compliance by ACA with the provisions of the Reinsurance Treaties and the consummation of the transactions contemplated therein do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which ACA LLC, ACA or any of their affiliates is a party or by which ACA LLC, ACA or any of their affiliates or any of their respective properties are bound, or the Articles of Incorporation, By-Laws or similar organizational documents of ACA LLC, ACA or any of their affiliates, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to ACA LLC, ACA or any of their affiliates; the Reinsurance Treaties as they relate to ACA are in full force and effect, and ACA is not in violation of, or in default in the due performance, observance or fulfillment of, any obligation, agreement, term, covenant or condition contained therein.

            (d) Each of ACA LLC and ACA has full power (corporate and otherwise) to enter into this Agreement and to carry out all the respective terms and provisions hereof to be carried out by it; the execution and delivery of this Agreement have been duly authorized by each of ACA LLC and ACA, and this Agreement has been duly executed and delivered by each of ACA LLC and ACA and is the valid and binding agreement of each of ACA LLC and ACA, enforceable against each of ACA LLC and ACA in accordance with its terms, subject to any applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), except that enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy.

            (e) ACA is duly licensed or authorized as a financial guaranty insurer in all fifty states of the United States, the District of Columbia and the territories of Guam, the United States Virgin Islands and Puerto Rico; neither ACA LLC, ACA or any of their affiliates has received any notification from any insurance authority, commission or other insurance regulatory

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Global Markets Access Ltd.
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body of any proceedings relating to the revocation, modification or nonrenewal of any such license or authorization.

            (f) ACA LLC and ACA have obtained all authorizations of, and made all filings with and provided all notices to, all applicable governmental or regulatory authorities of all applicable jurisdictions (including, without limitation, New York, Connecticut, California or Maryland), all applicable self-regulatory organizations, and all applicable courts or other tribunals of all applicable jurisdictions (including, without limitation, New York, Connecticut, California or Maryland) necessary to conduct their respective businesses with the Company and its Subsidiaries pursuant to the Reinsurance Treaties.

            (g) Each of ACA LLC and ACA has been duly organized and is validly existing as a limited liability company or a corporation in good standing under the laws of Delaware and Maryland, respectively, and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of either ACA LLC or ACA to perform their respective obligations under this Agreement and the Reinsurance Treaties.

            (h) Each of ACA LLC and ACA has full power (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectuses.

            (i) No legal or governmental proceedings are pending to which ACA LLC or ACA is a party or to which the property of ACA LLC or ACA is subject that would have a material adverse effect on the ability of either ACA LLC or ACA to perform their respective obligations under this Agreement and the Reinsurance Treaties, and, to the best knowledge of ACA LLC and ACA, no such proceedings have been threatened against ACA LLC or ACA or with respect to any of their respective properties.

            (j) ACA LLC and ACA will conduct their respective businesses in a manner that will not subject either of them to registration as an investment company under the United States Investment Company Act of 1940, as amended (the "1940 Act"), and the transactions contemplated by this Agreement and the Reinsurance Treaties will not cause ACA LLC or ACA to become an investment company or an entity controlled by an investment company subject to registration under the 1940 Act.
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Global Markets Access Ltd.
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            (k) Neither ACA LLC nor ACA is (i) in violation of its Articles of
Incorporation or By-Laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to it or any of its properties, except where any such violation or violations in the aggregate would not reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement and the Reinsurance Treaties, (iii) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over it, except where any such violation or violations in the aggregate would not reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement and the Reinsurance Treaties. No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which ACA LLC or ACA is a party or by which ACA LLC or ACA or any of their respective properties is bound or may be affected, except where any such default or event or defaults or events in the aggregate would not reasonably be expected to have a material adverse effect on the ability of either ACA LLC or ACA to perform their respective obligations under this Agreement and the Reinsurance Treaties.

            (l) Each of ACA LLC and ACA possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither ACA LLC nor ACA has received any notice of proceedings relating to the revocation, modification or nonrenewal of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the ability of either ACA LLC or ACA to perform their respective obligations under this Agreement and the Reinsurance Treaties.

            (m) To the knowledge of ACA LLC and ACA, no change in any insurance law or regulation is pending that would reasonably be expected to have a material adverse effect on the ability of either ACA LLC or ACA to perform their respective obligations under this Agreement and the Reinsurance Treaties.

            3. Covenants of ACA LLC and ACA. ACA LLC and ACA jointly and severally covenant and agree with the Company that if, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the statements with respect to ACA LLC or ACA set forth under the headings "Prospectus Summary - Reinsurance Treaties with ACA", "Business - Reinsurance Treaties with ACA" and "Business - Description of ACA
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Global Markets Access Ltd.
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Financial Guaranty Corporation" (limited to the extent set forth in the last sentence of Section 2(a) hereof) in the Preliminary Prospectuses or the Prospectuses, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein with respect to ACA LLC or ACA, in the light of the circumstances under which they were made, not misleading, ACA LLC or ACA will promptly notify the Company thereof and supply to the Company all information necessary for the Company to prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectuses that corrects such statement or omission.

            4. Indemnification. (a) ACA LLC and ACA jointly and severally agree to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the United States Securities Exchange Act of 1934 (the "Exchange Act") as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement made by ACA LLC or ACA in Section 2 of this Agreement;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectuses or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of ACA LLC and ACA; and

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            (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Company), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in such Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the Preliminary Prospectus or the U.S. Prospectus (or any amendment or supplement thereto) other than any untrue statement or omission or alleged untrue statement or omission with respect to ACA LLC or ACA set forth or contained in the second paragraph under the heading "Prospectus Summary - Reinsurance Treaties with ACA" or under the heading "Business - Description of ACA Financial Guaranty Corporation"; and provided, further, however, that the ACA LLC and ACA shall not be liable to any indemnified party with respect to any preliminary prospectus (or supplement thereto) if the Prospectuses corrected any such untrue statement or omission.

            (b) The Company agrees to indemnify and hold harmless ACA LLC, ACA and each person, if any, who controls either of them within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectuses or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to
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      Section 4(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by ACA LLC and ACA), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission with respect to ACA LLC or ACA set forth under the headings "Prospectus Summary - Reinsurance Treaties with ACA" (second paragraph only), "Business - Description of ACA Financial Guaranty Corporation" and, insofar as may relate to the regulatory status or operations of ACA, "Prospectus Summary - Reinsurance Treaties with ACA" (first paragraph) and "Business - Reinsurance Treaties with ACA"; and provided, further, however, that the Company shall not be liable to any indemnified party with respect to any preliminary prospectus (or supplement thereto) if the Prospectuses corrected any such untrue statement or omission.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the indemnified parties. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under
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this Section 4 or Section 5 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            5. Contribution. If the indemnification provided for in Section 4 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

            The relative fault of ACA LLC and ACA on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by ACA LLC or ACA or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            ACA LLC, ACA and the Company agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any
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governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

            For purposes of this Section 5, the Company's directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

            For purposes of this Section 5, each person, if any, who controls ACA LLC or ACA within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as ACA LLC and ACA.

            6. Survival. The representations, warranties, agreements, covenants, indemnities and other statements of ACA LLC and ACA and their respective officers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any controlling person referred to in Section 4 hereof and (ii) delivery of and payment for the Securities. The indemnities and other statements set forth in Sections 4 and 5 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or the U.S. Purchase Agreement.

            7. Notices. All communications hereunder shall be in writing and, if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Global Markets Access Ltd., Cumberland House, 1 Victoria Street, Hamilton, HM AX, Bermuda, Attention: Chief Financial Officer; and if sent to ACA LLC or ACA, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to ACA Financial Guaranty Corporation, One Liberty Plaza, 52nd Floor, New York, New York 10006.

            8. Successors. This Agreement shall inure to the benefit of and shall be binding upon ACA LLC, ACA, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the indemnities of ACA LLC and ACA contained in Sections 4 and 5 of this Agreement shall also be for the benefit of the Company's directors and officers and any person or persons who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act.

            9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Global Markets Access Ltd.
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            10. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to ACA LLC and ACA a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Company, ACA LLC and ACA in accordance with its terms.

                                       Very truly yours,

                                       AMERICAN CAPITAL ACCESS HOLDINGS,
                                          L.L.C.

                                       By /s/ H. Russell Fraser
                                          --------------------------------------
                                          H. Russell Fraser
                                          Chief Executive Officer


                                       ACA FINANCIAL GUARANTY CORPORATION

                                       By /s/ H. Russell Fraser
                                          --------------------------------------
                                          H. Russell Fraser
                                          Chief Executive Officer

CONFIRMED AND ACCEPTED,
      as of the date first above written.

GLOBAL MARKETS ACCESS LTD.

By /s/ Donald J. Matthews
   --------------------------------------
   Name: Donald J. Matthews
   Title: Chief Executive Officer